UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 30, 2022

Permex Petroleum Corporation

(Exact Name of Registrant as Specified in Its Charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

333-265883	98-1384682
(Commission File Number)	(IRS Employer Identification No.)

100 Crescent Court, Suite 700 Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(214) 459-2782

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

None

Item 8.01. Other Events.

On August 30, 2022, Permex Petroleum Corporation (the “Company”) announced results obtained from five recently recompleted oil and gas wells located in Eddy County, New Mexico and Martin County, Texas. A copy of the press release announcing such results is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated August 30, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Permex Petroleum Corporation

August 31, 2022	By:	/s/ Mehran Ehsan
Mehran Ehsan
Chief Executive Officer